Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005
Internet Commerce Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or organization)	000-24996 (Commission File Number)	13-3645702 (I.R.S. Employer Identification No.)
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30071
(Address of Principal Executive Offices)
(Zip Code)
(678) 533-8000
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EX-99.1 INVESTOR PRESENTATION DATED AS OF OCTOBER 17, 2005

Item 7.01 Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1 and incorporated herein by this reference is an investor presentation prepared by Internet Commerce Corporation (the “Company”). The investor presentation is dated as of October 17, 2005, and the Company does not assume any obligation to correct or update said information in the future.
     Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Investor Presentation, dated as of October 17, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Internet Commerce Corporation
By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: October 17, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Investor Presentation, dated as of October 17, 2005.

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